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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 2003

                           LANDRY'S RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                     000-22150               74-0405386
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
        incorporation)                                      Identification No.)

         1510 West Loop South,
            Houston, Texas                                      77027
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (713) 850-1010

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Exhibits.

     (c) Exhibits.

         *99.1    Landry's Restaurants, Inc. Press Release dated April 30, 2003.
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         * Furnished herewith.

Item 9. Regulation FD Disclosure.

     The following information required to be disclosed pursuant to Item 12 - "Results of Operations and Financial Condition" is being furnished under Item 9
- "Regulation FD Disclosure" in accordance with the Securities and Exchange Commission's Final Rule Release No. 33-8216.

     On April 30, 2003, Landry's Restaurants, Inc. issued a press release setting forth its financial results for the quarter ending March 31, 2003. A copy of the press release is furnished herewith as exhibit 99.1


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   LANDRY'S RESTAURANTS, INC.

                                   By:      /S/ TILMAN J. FERTITTA
                                       ------------------------------------
                                            Tilman J. Fertitta,
                                            Chairman of the Board, President and
                                            Chief Executive Officer

Dated: April 30, 2003

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